UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/13/2014

FireEye, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-36067

Delaware	20-1548921
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1440 McCarthy Blvd.
Milpitas, CA 95035
(Address of principal executive offices, including zip code)

408-321-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

FireEye, Inc. has scheduled its 2014 annual meeting of stockholders to be held on Wednesday, June 11, 2014. The time and location of the 2014 annual meeting will be provided in our definitive proxy statement relating to the 2014 annual meeting, which is expected to be mailed to stockholders beginning on or about April 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FireEye, Inc.

Date: March 13, 2014	By:	/s/ Alexa King
Alexa King
Senior Vice President, General Counsel and Secretary